Exhibit 99.2

	First-Quarter 2015 Detailed Supplemental Information

			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,415	13,821	12,080	11,208	52,524	7,716				7,716
Equity in earnings of affiliates	572	672	764	521	2,529	205				205
Gain on dispositions	9	7	4	78	98	52				52
Other income	52	201	69	44	366	29				29
Total Revenues and Other Income	16,048	14,701	12,917	11,851	55,517	8,002				8,002

Costs and Expenses
Purchased commodities	7,127	5,495	4,703	4,774	22,099	3,237				3,237
Production and operating expenses	1,895	2,030	2,041	2,943	8,909	1,802				1,802
Selling, general and administrative expenses	182	218	203	132	735	159				159
Exploration expenses	296	517	459	773	2,045	482				482
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131				2,131
Impairments	1	17	108	730	856	16				16
Taxes other than income taxes	651	612	493	332	2,088	224				224
Accretion on discounted liabilities	117	120	120	127	484	121				121
Interest and debt expense	171	155	149	173	648	202				202
Foreign currency transaction (gains) losses	18	7	(8)	(83)	(66)	(16)				(16)
Total Costs and Expenses	12,350	11,241	10,364	12,172	46,127	8,358				8,358
Income (loss) from continuing operations before income taxes	3,698	3,460	2,553	(321)	9,390	(356)				(356)
Provision (benefit) for income taxes	1,581	1,395	904	(297)	3,583	(642)				(642)
Income (loss) from continuing operations	2,117	2,065	1,649	(24)	5,807	286				286
Income from discontinued operations	20	33	1,078	-	1,131	-				-
Net Income	2,137	2,098	2,727	(24)	6,938	286				286
Less: net income attributable to noncontrolling interests	(14)	(17)	(23)	(15)	(69)	(14)				(14)
Net Income Attributable to ConocoPhillips	2,123	2,081	2,704	(39)	6,869	272				272

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.70	1.65	1.31	(0.03)	4.63	0.22				0.22
Discontinued operations	0.02	0.03	0.87	-	0.91	-				-
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.72	1.68	2.18	(0.03)	5.54	0.22				0.22
Diluted
Continuing operations	1.69	1.64	1.31	(0.03)	4.60	0.22				0.22
Discontinued operations	0.02	0.03	0.86	-	0.91	-				-
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.71	1.67	2.17	(0.03)	5.51	0.22				0.22

Average Common Shares Outstanding (in thousands)
Basic	1,234,968	1,236,057	1,236,431	1,239,975	1,237,325	1,240,791				1,240,791
Diluted	1,242,667	1,245,155	1,246,788	1,239,975	1,245,863	1,245,531				1,245,531

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	930	973	722	497	3,122	225				225

Lower 48	516	434	78	(1,142)	(114)	(637)				(637)

Canada	466	241	340	129	1,176	(218)				(218)

Europe	1,041	781	633	(163)	2,292	187				187

Asia Pacific and Middle East	1,093	1,233	1,058	818	4,202	572				572

Other International	(67)	99	10	(131)	(89)	(160)				(160)

Corporate and Other	(281)	(301)	(288)	(329)	(1,199)	(325)				(325)

Consolidated	3,698	3,460	2,553	(321)	9,390	(356)				(356)

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.6%	35.6%	34.4%	31.1%	34.6%	35.2%				35.2%

Lower 48	37.3%	38.7%	60.0%	43.8%	80.9%	36.5%				36.5%

Canada	23.7%	24.0%	9.7%	27.0%	20.1%	27.6%				27.6%

Europe	66.7%	66.8%	66.4%	90.8%	64.9%	-240.1%				-240.1%

Asia Pacific and Middle East	30.9%	30.1%	27.0%	24.4%	28.4%	28.6%				28.6%

Other International	57.2%	-21.7%	296.5%	-24.6%	-0.2%	41.9%				41.9%

Corporate and Other	16.4%	16.3%	55.0%	21.5%	27.1%	23.3%				23.3%

Consolidated	42.8%	40.3%	35.4%	92.7%	38.2%	179.8%				179.8%
*Alaska including taxes other than income taxes	51.6%	50.3%	48.6%	44.2%	49.4%	47.0%				47.0%
1 of 8

			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	598	627	473	343	2,041	145				145

Lower 48	324	265	32	(643)	(22)	(405)				(405)

Canada	356	182	307	95	940	(158)				(158)

Europe	347	259	213	(15)	804	637				637

Asia Pacific and Middle East	742	845	749	603	2,939	395				395

Other International	(29)	121	(18)	(164)	(90)	(93)				(93)

Corporate and Other	(235)	(251)	(130)	(258)	(874)	(249)				(249)

Discontinued Operations	20	33	1,078	-	1,131	-				-

Consolidated	2,123	2,081	2,704	(39)	6,869	272				272

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(36)	(36)	(1)				(1)

Lower 48	(122)	-	(151)	(610)	(883)	(16)				(16)

Canada	-	(109)	47	9	(53)	(18)				(18)

Europe	-	-	-	(144)	(144)	551				551

Asia Pacific and Middle East	(28)	-	30	-	2	(1)				(1)

Other International	-	154	-	-	154	-				-

Corporate and Other	-	-	89	-	89	(21)				(21)

Discontinued Operations	20	33	1,078	-	1,131	-				-

Consolidated	(130)	78	1,093	(781)	260	494				494

ADJUSTED EARNINGS

Alaska	598	627	473	379	2,077	146				146

Lower 48	446	265	183	(33)	861	(389)				(389)

Canada	356	291	260	86	993	(140)				(140)

Europe	347	259	213	129	948	86				86

Asia Pacific and Middle East	770	845	719	603	2,937	396				396

Other International	(29)	(33)	(18)	(164)	(244)	(93)				(93)

Corporate and Other	(235)	(251)	(219)	(258)	(963)	(228)				(228)

Consolidated	2,253	2,003	1,611	742	6,609	(222)				(222)

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.6%	35.6%	34.4%	31.5%	34.6%	35.2%				35.2%

Lower 48	37.0%	38.7%	42.7%	68.1%	36.5%	36.5%				36.5%

Canada	23.7%	24.3%	23.5%	26.5%	24.1%	28.0%				28.0%

Europe	66.7%	66.8%	66.4%	61.1%	66.0%	58.3%				58.3%

Asia Pacific and Middle East	30.1%	30.1%	27.1%	24.4%	28.3%	28.6%				28.6%

Other International	57.2%	39.3%	296.5%	-24.6%	-0.1%	41.8%				41.8%

Corporate and Other	16.4%	16.3%	30.8%	21.5%	21.5%	21.9%				21.9%

Consolidated	42.1%	41.5%	40.0%	39.7%	41.2%	17.8%				17.8%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.
2 of 8

			2014					2015
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Impairments	-	-	-	(36)	(36)	-				-
Restructuring	-	-	-	-	-	(1)				(1)
Total	-	-	-	(36)	(36)	(1)				(1)

Lower 48
Restructuring	-	-	-	-	-	(16)				(16)
Loss on capacity agreements	(83)	-	-	-	(83)	-				-
Impairments	-	-	(151)	(124)	(275)	-				-
Pending claims and settlements	(39)	-	-	-	(39)	-				-
Freeport LNG termination agreement	-	-	-	(545)	(545)	-				-
Deferred tax adjustment	-	-	-	59	59	-				-
Total	(122)	-	(151)	(610)	(883)	(16)				(16)

Canada
Gain (loss) on asset sales	-	-	-	38	38	-				-
Pendindg claims and settlements	-	-	47	-	47	-				-
Impairments	-	(109)	-	(29)	(138)	-				-
Restructuring	-	-	-	-	-	(18)				(18)
Total	-	(109)	47	9	(53)	(18)				(18)

Europe
Restructuring	-	-	-	-	-	(4)				(4)
International tax law changes	-	-	-	-	-	555				555
Impairments	-	-	-	(192)	(192)	-				-
Pending claims and settlements	-	-	-	48	48	-				-
Total	-	-	-	(144)	(144)	551				551

Asia Pacific and Middle East
Qatar depreciation adjustment	(28)	-	-	-	(28)	-				-
Pending claims and settlements	-	-	30	-	30	-				-
Restructuring	-	-	-	-	-	(1)				(1)
Total	(28)	-	30	-	2	(1)				(1)

Other International
Pending claims and settlements	-	154	-	-	154	-				-
Total	-	154	-	-	154	-				-

Corporate and Other
Restructuring	-	-	-	-	-	(21)				(21)
Tax benefit on interest expense	-	-	61	-	61	-				-
Pending claims and settlements	-	-	28	-	28	-				-
Total	-	-	89	-	89	(21)				(21)

Discontinued Operations	20	33	1,078	-	1,131	-				-

Total Company	(130)	78	1,093	(781)	260	494				494
3 of 8

			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,137	2,098	2,727	(24)	6,938	286				286
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131				2,131
Impairments	1	17	108	730	856	16				16
Dry hole costs and leasehold impairments	69	334	265	498	1,166	311				311
Accretion on discounted liabilities	117	120	120	127	484	121				121
Deferred taxes	230	403	391	(315)	709	(637)				(637)
Undistributed equity earnings	1,131	(450)	(347)	(257)	77	80				80
Gain on dispositions	(9)	(7)	(4)	(78)	(98)	(52)				(52)
Income from discontinued operations	(20)	(33)	(1,078)	-	(1,131)	-				-
Other	116	(308)	(344)	303	(233)	(133)				(133)
Net working capital changes	614	(681)	220	(658)	(505)	(253)				(253)
Net cash provided by continuing operations	6,278	3,563	4,154	2,597	16,592	1,870				1,870
Net cash provided by discontinued operations	58	59	26	-	143	-				-
Net Cash Provided by Operating Activities	6,336	3,622	4,180	2,597	16,735	1,870				1,870

Cash Flows from Investing Activities
Capital expenditures and investments	(3,895)	(4,246)	(4,588)	(4,356)	(17,085)	(3,332)				(3,332)
Proceeds from asset dispositions	48	15	1,371	169	1,603	173				173
Net sales (purchases) of short-term investments	63	(71)	(101)	362	253	-				-
Long-term collections from related parties
and other investments	108	65	(484)	468	157	43				43
Net cash used in continuing operations	(3,676)	(4,237)	(3,802)	(3,357)	(15,072)	(3,116)				(3,116)
Net cash used in discontinued operations	(22)	(28)	(9)	-	(59)	-				-
Net Cash Used in Investing Activities	(3,698)	(4,265)	(3,811)	(3,357)	(15,131)	(3,116)				(3,116)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(450)	-	(55)	1,485	980	(57)				(57)
Issuance of company common stock	(32)	78	(19)	8	35	(34)				(34)
Dividends paid	(855)	(856)	(907)	(907)	(3,525)	(910)				(910)
Other	(17)	(11)	8	(44)	(64)	(18)				(18)
Net cash provided by (used in) continuing operations	(1,354)	(789)	(973)	542	(2,574)	(1,019)				(1,019)
Net cash provided by (used in) discontinued operations	-	-	-	-	-	-				-
Net Cash Provided by (Used in) Financing Activities	(1,354)	(789)	(973)	542	(2,574)	(1,019)				(1,019)

Effect of Exchange Rate Changes	(10)	54	(130)	(128)	(214)	(133)				(133)

Net Change in Cash and Cash Equivalents	1,274	(1,378)	(734)	(346)	(1,184)	(2,398)				(2,398)
Cash and cash equivalents at beginning of period	6,246	7,520	6,142	5,408	6,246	5,062				5,062
Cash and Cash Equivalents at End of Period	7,520	6,142	5,408	5,062	5,062	2,664				2,664

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	415	390	369	390	1,564	402				402

Lower 48	1,312	1,385	1,656	1,701	6,054	1,372				1,372

Canada	622	515	613	590	2,340	455				455

Europe	596	656	660	609	2,521	500				500

Asia Pacific and Middle East	848	1,094	1,077	858	3,877	488				488

Other International	67	172	164	136	539	83				83

Corporate and Other	35	34	49	72	190	32				32
Total capital expenditures and investments	3,895	4,246	4,588	4,356	17,085	3,332				3,332
Capital expenditures and investments for Nigeria:	22	28	9	-	59	-				-
4 of 8

			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,532	1,557	1,481	1,589	1,540	1,610				1,610
Discontinued operations (Nigeria)	36	37	14	-	21	-				-
Total, including equity affiliates	1,568	1,594	1,495	1,589	1,561	1,610				1,610

Crude Oil (MBD)
Consolidated operations	581	576	542	605	576	603				603
Equity affiliates	18	20	19	18	19	19				19
Total continuing operations	599	596	561	623	595	622				622
Discontinued operations (Nigeria)	8	9	4	-	5	-				-
Total	607	605	565	623	600	622				622
Over (under) lifting of crude oil (MBD)*	(16)	4	15	6	2	17				17
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	152	159	149	145	151	148				148
Equity affiliates	7	8	8	7	8	7				7
Total continuing operations	159	167	157	152	159	155				155
Discontinued operations (Nigeria)	3	3	1	-	1	-				-
Total	162	170	158	152	160	155				155

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12				12
Equity affiliates	111	114	115	128	117	144				144
Total	124	128	124	141	129	156				156

Natural Gas (MMCFD)
Consolidated operations	3,432	3,482	3,315	3,524	3,438	3,498				3,498
Equity affiliates	469	516	518	516	505	561				561
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059				4,059
Discontinued operations (Nigeria)	149	151	54	-	88	-				-
Total	4,050	4,149	3,887	4,040	4,031	4,059				4,059

Industry Prices
Crude Oil ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.56				48.56
WCS	75.55	82.94	76.99	58.90	73.60	33.86				33.86
Brent dated	108.22	109.63	101.85	76.27	98.99	53.97				53.97
JCC ($/BBL)	112.78	111.40	109.59	110.37	111.04	89.63				89.63
Natural Gas ($/MMBTU)
Henry Hub first of month	4.94	4.68	4.07	4.04	4.43	2.99				2.99

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02				48.02
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14				49.14
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05				48.05
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-				-
Total	101.69	103.53	96.67	71.31	92.94	48.05				48.05

NGL ($/BBL)
Consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54				18.54
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80				38.80
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60				19.60
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-				-
Total	45.85	39.93	37.66	31.07	38.71	19.60				19.60

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31				24.31
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60				16.60
Total	56.47	65.82	62.49	37.76	55.13	17.22				17.22

Natural Gas ($/MCF)
Consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28				4.28
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48				7.48
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72				4.72
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-				-
Total	7.37	6.66	5.91	5.98	6.48	4.72				4.72

Exploration Expenses ($ Millions)
Dry holes	23	145	86	350	604	271				271
Leasehold impairment	46	189	179	148	562	40				40
Total noncash expenses	69	334	265	498	1,166	311				311
Other (G&A, G&G and lease rentals)	227	183	194	275	879	171				171
Total exploration expenses	296	517	459	773	2,045	482				482

U.S. exploration expenses	150	242	340	370	1,102	127				127
International exploration expenses	146	275	119	403	943	355				355

DD&A ($ Millions)
Alaska	132	135	123	135	525	140				140
Lower 48	829	939	982	953	3,703	952				952
Canada	232	238	236	218	924	199				199
Europe	404	421	427	546	1,798	417				417
Asia Pacific and Middle East	268	310	300	390	1,268	399				399
Other International	1	-	2	4	7	-				-
Corporate and Other	26	27	26	25	104	24				24
Total DD&A	1,892	2,070	2,096	2,271	8,329	2,131				2,131
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			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	170	139	164	162	163				163
Lower 48	171	191	191	199	188	198				198
Canada	13	12	13	13	13	14				14
Norway	96	89	89	91	91	88				88
United Kingdom	39	37	30	33	35	32				32
Europe	135	126	119	124	126	120				120
Australia/Timor-Leste	12	9	8	10	9	9				9
China	58	50	46	46	50	53				53
Indonesia	10	7	7	5	7	9				9
Malaysia	6	10	11	23	13	37				37
Equity affiliates	14	16	15	14	15	15				15
AP/ME	100	92	87	98	94	123				123
Libya	1	1	8	21	8	-				-
Equity affiliates	4	4	4	4	4	4				4
Other International	5	5	12	25	12	4				4
Total continuing operations	599	596	561	623	595	622				622
Discontinued operations (Nigeria)	8	9	4	-	5	-				-
Total	607	605	565	623	600	622				622

NGL (MBD)
Alaska	16	16	8	14	13	14				14
Lower 48	91	100	104	90	97	93				93
Canada	25	25	21	22	23	25				25
Norway	2	2	3	3	3	3				3
United Kingdom	5	5	5	6	5	4				4
Europe	7	7	8	9	8	7				7
Australia/Timor-Leste	8	6	5	6	6	6				6
Indonesia	5	5	3	4	4	3				3
Equity affiliates	7	8	8	7	8	7				7
AP/ME	20	19	16	17	18	16				16
Total continuing operations	159	167	157	152	159	155				155
Discontinued operations (Nigeria)	3	3	1	-	1	-				-
Total	162	170	158	152	160	155				155

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12				12
Equity affiliates	111	114	115	128	117	144				144
Total	124	128	124	141	129	156				156

Natural Gas (MMCFD)
Alaska	55	45	48	49	49	52				52
Lower 48	1,468	1,495	1,485	1,514	1,491	1,505				1,505
Canada	707	713	707	719	711	736				736
Norway	157	135	106	156	138	163				163
United Kingdom	315	345	298	334	323	331				331
Europe	472	480	404	490	461	494				494
Australia/Timor-Leste	263	277	200	279	255	276				276
China	3	3	4	4	4	3				3
Indonesia	457	463	464	461	461	430				430
Malaysia	3	5	2	3	3	2				2
Equity affiliates	469	516	518	516	505	561				561
AP/ME	1,195	1,264	1,188	1,263	1,228	1,272				1,272
Libya	4	1	1	5	3	-				-
Other International	4	1	1	5	3	-				-
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059				4,059
Discontinued operations (Nigeria)	149	151	54	-	88	-				-
Total	4,050	4,149	3,887	4,040	4,031	4,059				4,059

Total (MBOED)
Alaska	200	193	155	186	183	186				186
Lower 48	507	540	543	541	533	542				542
Consolidated operations	169	170	161	168	167	174				174
Equity affiliates	111	114	115	128	117	144				144
Canada	280	284	276	296	284	318				318
Norway	124	114	110	120	117	118				118
United Kingdom	96	99	84	95	94	91				91
Europe	220	213	194	215	211	209				209
Australia/Timor-Leste	64	61	46	62	57	61				61
China	59	51	47	46	51	54				54
Indonesia	91	89	87	86	88	84				84
Malaysia	6	11	11	24	14	37				37
Equity affiliates	99	110	110	107	107	115				115
AP/ME	319	322	301	325	317	351				351
Libya	2	1	8	22	8	-				-
Equity affiliates	4	4	4	4	4	4				4
Other International	6	5	12	26	12	4				4
Total continuing operations	1,532	1,557	1,481	1,589	1,540	1,610				1,610
Discontinued operations (Nigeria)	36	37	14	-	21	-				-
Total	1,568	1,594	1,495	1,589	1,561	1,610				1,610
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			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	106.39	108.93	102.36	74.07	97.68	50.74				50.74
Lower 48	91.52	93.73	87.91	65.34	84.18	40.77				40.77
Canada	80.32	86.33	82.48	62.89	77.87	37.12				37.12
Norway	109.69	111.97	103.53	73.91	98.37	55.72				55.72
United Kingdom	107.37	110.01	102.22	85.38	103.07	52.24				52.24
Europe	109.05	111.38	103.17	75.76	99.56	54.30				54.30
Australia/Timor-Leste	106.36	105.31	101.26	75.57	98.70	50.58				50.58
China	105.62	106.18	97.73	71.34	95.94	48.99				48.99
Indonesia	92.82	94.82	84.28	53.74	84.28	43.64				43.64
Malaysia	115.35	114.51	109.62	76.87	96.94	56.33				56.33
AP/ME	104.92	105.65	99.07	71.94	95.32	51.20				51.20
Libya	-	107.33	95.22	83.52	86.71	-				-
Other International	-	107.33	95.22	83.52	86.71	-				-
Total consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02				48.02
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14				49.14
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05				48.05
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-				-
Total	101.69	103.53	96.67	71.31	92.94	48.05				48.05

NGL ($/BBL)
Consolidated operations
Lower 48	36.06	31.28	30.67	24.93	30.74	15.55				15.55
Canada	56.13	46.56	45.29	35.72	46.23	18.28				18.28
Norway	52.95	52.18	45.14	37.40	47.74	30.43				30.43
United Kingdom	64.99	59.48	58.21	40.05	54.74	29.69				29.69
Europe	60.48	57.32	54.47	39.42	52.65	29.90				29.90
Australia/Timor-Leste	78.51	72.80	71.18	51.27	69.56	41.63				41.63
Indonesia	82.11	69.07	67.57	56.31	69.06	39.31				39.31
AP/ME	80.07	71.52	69.69	53.66	69.36	40.90				40.90
Total consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54				18.54
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80				38.80
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60				19.60
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-				-
Total	45.85	39.93	37.66	31.07	38.71	19.60				19.60

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31				24.31
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60				16.60
Total	56.47	65.82	62.49	37.76	55.13	17.22				17.22

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.22	6.03	5.47	5.01	5.42	4.29				4.29
Lower 48	5.08	4.43	3.96	3.73	4.29	2.60				2.60
Canada	5.81	4.13	3.50	3.12	4.13	2.21				2.21
Norway	11.16	9.19	7.81	8.66	9.35	7.67				7.67
United Kingdom	10.83	8.92	7.88	9.42	9.27	8.65				8.65
Europe	10.94	8.99	7.86	9.22	9.29	8.33				8.33
Australia/Timor-Leste*	1.09	1.11	1.08	1.09	1.09	1.05				1.05
China	1.66	2.49	2.52	2.54	2.33	2.49				2.49
Indonesia	10.24	10.21	10.18	8.16	9.69	6.50				6.50
Malaysia	-	-	-	-	-	1.21				1.21
AP/ME	10.32	10.32	9.39	9.17	9.80	7.23				7.23
Libya	6.65	-	-	0.09	3.40	-				-
Other International	6.65	-	-	0.09	3.40	-				-
Total consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28				4.28
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48				7.48
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72				4.72
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-				-
Total	7.37	6.66	5.91	5.98	6.48	4.72				4.72
*Excludes transfers to Darwin LNG plant.
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			2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(235)	(251)	(130)	(258)	(874)	(249)				(249)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*	(163)	(158)	(36)	(145)	(502)	(155)				(155)
Corporate G&A expenses	(31)	(51)	(51)	(61)	(194)	(21)				(21)
Technology**	(28)	(20)	(26)	(19)	(93)	(16)				(16)
Other	(13)	(22)	(17)	(33)	(85)	(57)				(57)
Total	(235)	(251)	(130)	(258)	(874)	(249)				(249)
*Third-quarter 2014 includes a $61 million tax benefit on interest expense from 2013, as shown on page 3, as well as a $32 million tax benefit related to 2014.
**Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(291)	(276)	(280)	(289)	(1,136)	(296)				(296)
Capitalized interest	120	121	131	116	488	94				94
Interest revenue	9	10	10	11	40	12				12
Total	(162)	(145)	(139)	(162)	(608)	(190)				(190)

Debt
Total debt ($ Millions)	21,206	21,234	21,187	22,565	22,565	22,511				22,511
Debt-to-capital ratio (%)	28%	28%	28%	30%	30%	31%				31%

Equity ($ Millions)	53,621	55,686	55,661	52,273	52,273	49,008				49,008

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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